Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FW Preferred Capital Trust I (the “Capital Trust”) on Form 10-Q for the period ended March 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Brian K. Ferraioli as Vice President and Controller of Foster Wheeler LLC, as sponsor, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Capital Trust.

Date: May 14, 2004

/s/ BRIAN K. FERRAIOLI
Brian K. Ferraioli
Vice President and Controller of Foster Wheeler LLC, as Sponsor